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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   September 16, 2003
                                                    ------------------

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      001-13958                13-3317783
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(State or other jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)          Identification No.)


         The Hartford Financial Services Group, Inc.
         Hartford Plaza
         Hartford, Connecticut                                      06115-1900
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            (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:           (860) 547-5000
                                                         -----------------------
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Item 9.           Regulation FD Disclosure.

On September 17, 2003, Hartford Life Insurance K.K., a Japanese subsidiary of The Hartford Financial Services Group, Inc. ("Hartford Japan"), will issue a press release that will report variable annuity sales of 39.1 billion yen (U.S. $326 million) in July 2003 and 41.1 billion yen (U.S. $346 million) in August 2003. In addition, Hartford Japan will report that its variable annuity assets as of August 31, 2003 were 473.3 billion yen (U.S. $4.06 billion).

As provided in General Instruction B.2 of Form 8-K, the information contained in this Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 THE HARTFORD FINANCIAL SERVICES GROUP, INC.


Date:  September 16, 2003        By:   /s/  Robert J. Price
                                     -------------------------------------------
                                     Name:  Robert J. Price
                                     Title: Senior Vice President and Controller